UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2009
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA	000-20562	98-0407194
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On May 5, 2009, Corel Corporation (the “Company”) held its annual meeting of shareholders of the Company. Attached hereto as Exhibit 99.1, are the Voting Results.
Item 9.01 Financial Statements and Exhibits.
          (d) The following exhibits are furnished with this Form 8-K:
99.1	Voting Results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: May 12, 2009

COREL CORPORATION
By:	/s/ DARREN SUKONICK
	Name:	Darren Sukonick
	Title:	Interim General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Voting Results.

4